Leases (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Components of the net investment in sales-type and direct financing leases
Aggregate future minimum lease payments to be received	$ 10,882	$ 10,437
Unguaranteed residual values accruing to the lessor's benefit	1,079	1,191
Unearned income	(1,332)	(1,402)
Initial direct costs	181	189
Total net investment in sales-type and direct financing leases (a)	$ 10,810	$ 10,415